Acquisition - Estimated fair value of the assets acquired and liabilities (Details) - CM Visual Technology Corp $ in Thousands	Oct. 30, 2020 USD ($)
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$ 7,982
Current assets, other than cash	2,602
Property, plant and equipment	1,906
Other intangible assets	704
Other current liabilities	(3,181)
Total identifiable net assets acquired	10,013
Noncontrolling interests	(3,333)
Total consideration paid	$ 6,680